SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Commission file number 1-10308

                                  ------------


                       October 14, 1998 (October 13, 1998)
               (Date of Report (date of earliest event reported))


                               Cendant Corporation
             (Exact name of Registrant as specified in its charter)


          Delaware                                               06-0918165
(State or Other Jurisdiction of                                 (IRS Employer
Incorporation or Organization)                               Identification No.)

       6 Sylvan Way,
   Parsippany, New Jersey                                             07054
(Address of Principal Executive Office)                            (Zip Code)


                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.   Other

      Cendant  and  American  Bankers   Terminate  Merger   Agreement;   Cendant
Terminates Tender Offer for American Bankers' Shares. On October 13, 1998, Cendant Corporation (the "Company"), Season Acquisition Corp. ("Sub") and American Bankers Insurance Group, Inc. ("American Bankers") entered into a settlement agreement (the "Settlement Agreement"), pursuant to which they have terminated their Agreement and Plan of Merger, dated March 23, 1998 (the "Merger Agreement") which provided for the Company's acquisition of American Bankers.

      Pursuant to the Settlement Agreement, the Company and American Bankers have released each other from any claims relating to the Company's proposed acquisition of American Bankers and the Company has made a $400 million cash payment to American Bankers. In addition, Cendant has agreed to withdraw any applications it has pending with insurance regulatory authorities in order to obtain control of American Bankers and to withdraw from any proceedings or hearings in connection with such applications. Cendant has also agreed to refrain from taking any actions or making any statements intended to frustrate or delay any business combination between American Bankers and any other party.

     Pursuant to the Settlement Agreement and as a result of the termination of the Merger Agreement, the Company also has terminated its pending tender offer for American Bankers shares.

      A copy of the Settlement Agreement is included as Exhibit 99.2 hereto and is incorporated herein by reference.

     Cendant Announces $1 Billion Share Repurchase Program. On October 13, 1998, the Company announced that its Board of Directors has authorized a $1 billion common share repurchase program. The Company expects to execute the program through open-market purchases.

      With the termination of its proposed acquisition of American Bankers, the Company's principal financial goals will be to retire its outstanding $3.25 billion bank term loan, a portion of which was raised in contemplation of the American Bankers transaction, and to execute its share repurchase program.





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



Item 7.   Exhibits

Exhibit
   No.    Description
-------   ----------------------------------------------------------------------

99.1 Press Release: Cendant Corporation and American Bankers Insurance Group Make Announcement, dated October 13, 1998.

99.2 Settlement Agreement, dated October 13, 1998, by and among American Bankers Insurance Group, Inc. Cendant Corporation and Season Acquisition Corp.

99.3 Press Release: Cendant Announces $1 Billion Share Repurchase Program, dated October 13, 1998.


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



                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CENDANT CORPORATION



                                     By:       /s/ James E.  Buckman
                                               James E.  Buckman
                                               Senior Executive Vice President
                                               and General Counsel



Date: October 14, 1998



























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



                               CENDANT CORPORATION
                           CURRENT REPORT ON FORM 8-K
                Report Dated October 14, 1998 (October 13, 1998)


                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       --------------------------------------------------------------

99.1 Press Release: Cendant Corporation and American Bankers Insurance Group Make Announcement, dated October 13, 1998.

99.2 Settlement Agreement, dated October 13, 1998, by and among American Bankers Insurance Group, Inc. Cendant Corporation and Season Acquisition Corp.

99.3 Press Release: Cendant Announces $1 Billion Share Repurchase Program, dated October 13, 1998.



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